UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2014

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

Offering of Common Stock

Sunstone Hotel Investors, Inc. (the “Company”) and Sunstone Hotel Partnership, LLC, its wholly owned subsidiary, entered into an underwriting agreement dated June 20, 2014 (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, the underwriter, to issue and sell 18,000,000 shares of the Company’s common stock (the “Shares”). All Shares were offered by the Company and were sold under the Company’s registration statement on Form S-3 (File No. 333-193311), as supplemented by the prospectus supplement filed on June 19, 2014 with the Securities and Exchange Commission. The Company granted the underwriter an option to purchase up to 2,700,000 additional shares of the Company’s common stock. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Attached hereto as Exhibit 5.1 is the opinion of Venable LLP relating to the legality of the Shares.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 20, 2014.
5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (File No. 333-193311).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: June 25, 2014	By:	/s/ Bryan A. Giglia
Bryan A. Giglia
Principal Financial Officer and Duly Authorized Officer

3